Exhibit 99.33
                                -------------
                Computational Materials and/or ABS Term Sheets

  Debt to Income of IO
      Mortgage Loans
  Collateral as of date:                              9/1/2005


---------------------------------------------------------------------------------------------------------------------------------

                                                                                          ---------------------------------------
                                                 Aggregate Principal Balance as of Cut-   % of Aggregate IO Principal Balance
     Debt to Income Buckets    Number of Loans                off Date                               as of Cut-off Date
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

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---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

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---------------------------------------------------------------------------------------------------------------------------------

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Total:
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                                                 ----------------------------------------


------------------------------------------------------------------------------------
                                     AVG              WA              WA        WA
                             -------------------------------------------------------

     Debt to Income Buckets     CURRENT BALANCE     GROSS CPN       COMBLTV    FICO
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

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Total:
------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                                                                          % of Aggregate IO Principal Balance
                                                                                                     as of Cut-off Date
                                                 Aggregate Principal Balance as of Cut-   ----------------------------------------
     Type of IO                 Number of Loans                off Date
----------------------------------------------------------------------------------------------------------------------------------
24                                         752                          $224,475,276.03                                      42.85
----------------------------------------------------------------------------------------------------------------------------------
36                                         888                          $240,991,037.73                                      46.01
----------------------------------------------------------------------------------------------------------------------------------
60                                         215                           $58,366,767.97                                      11.14
----------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,855                          $523,833,081.73                                        100
----------------------------------------------------------------------------------------------------------------------------------

     Fico Scores of IO
      Mortgage Loans
  Collateral as of date:

---------------------------------------------------------------------------------------------------------------------------------

                                                                                          ---------------------------------------
                                                 Aggregate Principal Balance as of Cut-   % of Aggregate IO Principal Balance
     Fico Score Buckets        Number of Loans                off Date                               as of Cut-off Date
---------------------------------------------------------------------------------------------------------------------------------
<= 540
---------------------------------------------------------------------------------------------------------------------------------
541 - 560
---------------------------------------------------------------------------------------------------------------------------------
561 - 580
---------------------------------------------------------------------------------------------------------------------------------
581 - 600
---------------------------------------------------------------------------------------------------------------------------------
601 - 620
---------------------------------------------------------------------------------------------------------------------------------
621 - 640                                   36                            $9,258,908.38                                  1.77
---------------------------------------------------------------------------------------------------------------------------------
641 - 660                                  612                          $169,332,712.36                                 32.33
---------------------------------------------------------------------------------------------------------------------------------
661 - 680                                  449                          $126,263,150.83                                  24.1
---------------------------------------------------------------------------------------------------------------------------------
681 - 700                                  331                           $93,629,827.03                                 17.87
---------------------------------------------------------------------------------------------------------------------------------
701 - 720                                  174                           $47,282,798.13                                  9.03
                               --------------------------------------------------------------------------------------------------
721 - 740                                  120                           $36,746,922.07                                  7.02
---------------------------------------------------------------------------------------------------------------------------------
741 - 760                                   60                           $18,619,186.81                                  3.55
---------------------------------------------------------------------------------------------------------------------------------
> 760                                       73                           $22,699,576.12                                  4.33
---------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,855                          $523,833,081.73                                   100
---------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                   AVG              WA              WA        WA
                            ------------------------------------------------------

     Fico Score Buckets       CURRENT BALANCE     GROSS CPN       COMBLTV    FICO
----------------------------------------------------------------------------------
<= 540
----------------------------------------------------------------------------------
541 - 560
----------------------------------------------------------------------------------
561 - 580
----------------------------------------------------------------------------------
581 - 600
----------------------------------------------------------------------------------
601 - 620
----------------------------------------------------------------------------------
621 - 640                         $257,191.90         6.797         90.29     640
----------------------------------------------------------------------------------
641 - 660                         $276,687.44         6.761          91.8     651
----------------------------------------------------------------------------------
661 - 680                         $281,209.69         6.554         91.58     670
----------------------------------------------------------------------------------
681 - 700                         $282,869.57         6.514         93.75     689
----------------------------------------------------------------------------------
701 - 720                         $271,740.22         6.446         95.11     710
                            ------------------------------------------------------
721 - 740                         $306,224.35         6.381         92.93     729
----------------------------------------------------------------------------------
741 - 760                         $310,319.78         6.457         93.65     751
----------------------------------------------------------------------------------
> 760                             $310,953.10         6.233         92.09     777
----------------------------------------------------------------------------------
Total:                            $282,389.80         6.579         92.53     682
----------------------------------------------------------------------------------